Exhibit 99.1

Proteostasis Therapeutics

(Nasdaq: PTI)

Investor Presentation

August 2016

Disclaimer

This presentation includes forward looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results  of operations and financial position of PTI, our business strategy and plans and our objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward looking statements are reasonable, these statements relate to our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to  be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward looking statements.

This presentation also contains estimates and other statistical data  made by independent parties and by us relating to disease incidence, market size and other data about our industry. This data involves  a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future  performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. New risks emerge from  time to time, and except as required by law, neither we nor any other person makes any representation as to the accuracy or  completeness of such data or undertakes any obligation to update such data after the date of this presentation. You should, therefore, not  rely on these forward looking statements as representing our views as of any date subsequent to the date of this presentation. By attending or receiving this  presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that  you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our  business.

The trademarks included herein are the property of the owners  thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or this proposed offering.

Investment Highlights

Proprietary platform for addressing diseases caused by dysfunctional protein processing Initial focus on increasing CFTR activity in patients with Cystic Fibrosis (CF) Developing a novel class of amplifiers (PTI 428) that increase CFTR protein levels Developing novel combination therapy (PTI NC 733) for the treatment of CF

Additional upside from Biogen and Astellas collaborations for other protein processing diseases

Company Overview

Located in Cambridge, MA with more than 50 employees and growing

Founded in 2006 to take advantage of insights into the Proteostasis  Network

Breakthrough discovery in 2013: PTI discovers a new class of CFTR  modulators termed “Amplifiers” that increase the level of CFTR protein across all CF genotype classes First time in CF drug development for a CFTR modulator to potentially deliver efficacy across almost all CF patient classes and almost  double the efficacy of Orkambi and Kalydeco Allows for the development of a clinical biomarker that may be predictive of clinical efficacy Amplifiers also used as a screening tool to identify synergistic and proprietary corrector and potentiator that, together with the amplifier,  constitute PTI’s triple combination (PTI NC 733) PTI NC 733 is the only triple combination treatment in development that could restore CFTR activity to ~100% based on an in vitro efficacy  model which may translate to an FEV1 lung function improvement of ~20% IPO February 2016: Raised $50 million to accelerate preclinical and clinical programs

Key Developments in CF Pipeline Programs

PTI 428: Preliminary data from ongoing Phase 1 studies supports expected activity and safety

Biomarker measurement confirms target engagement after single administration  of PTI 428 Dose dependent relationship between PTI 428 exposure and the magnitude of CFTR mRNA increase in nasal epithelia of healthy volunteers No safety concerns to date

PTI NC 733: Triple combination achieves almost full restoration of CFTR activity in vitro

Triple combination containing PTI 428 works to restore CFTR activity in vitro in CF patient derived cells PTI 801 corrector and PTI 808 potentiator currently on track for IND submission by end of 2016

CF Drug Development Has Rapidly Transformed Into A Triple Combination Landscape Led by Three Companies

1H 2016 2H 2016 1H 2017 2H 2017 1H 2018 2H 2018

PTI 428 PTI 801 & 808 PTI 428 PTI NC 733 PTI 428

POC results P1 results P3 starts POC results P3 Results

cavosonstat + Orkambi cavosonstat + Kalydeco cavosonstat

P2 results P2 results P3 results

QR 010 QR 010 QR 010

P1b results P1 POC results P2 results

Publicly disclosed guidance Assumptions Triple combo data

Q3 2016 Pipeline

Preclinical Clinical

Discovery Collaborators Highlights

Development Development

PTI 428 (Amplifier) Topline FEV1 data on

track for year end 2016

PTI NC 733 is comprised

Cystic PTI 801 (Corrector) of PTI 428 + PTI 801 +

Fibrosis

PTI 808

INDs for PTI 801 and PTI

PTI 808 (Potentiator) 808 to be filed in Q4

2016

PTI 130

(inhaled therapy)

Eligible to receive up to

Proteasome

Neurodegeneration $200M in milestones via

Activators (Usp14**) Biogen collaboration

Protein Eligible to receive up to

Conformational UPR*** Modulators $1.2B in milestones via

Diseases Astellas collaboration

* Cystic Fibrosis: PTI 428, PTI 801, PTI 808; ** Usp14: Ubiquitin specific protease 14; *** UPR: Unfolded Protein Response

Cystic Fibrosis is One of the Most Common Life Limiting Genetic Diseases with No Known Cure

70,000 to 100,000: affected globally with the majority in the US,  Canada, Europe and Australia

29 years: median age of death in US

Progressive disease caused by a mutated CFTR gene: results in  defective CFTR protein production and function and a dysregulation of ion flow at the epithelial cell surface

Results: buildup of mucus in lungs, pancreas and gastrointestinal tract

Vast majority of patients die of respiratory failure

Therapeutic approach: revolutionized with the advent of CFTR modulators such as Kalydeco® and Orkambi®

Hospitalized CF patient recovering from an exacerbation getting ready to be discharged with his chronic  palliative treatment. Today,

CFTR modulators offer a new treatment paradigm to slow disease progression.

Kalydeco and Orkambi Tackle CFTR Protein Defects in Different Ways

In healthy individuals, only 20% of CFTR protein that is synthesized is functional In CF patients, over  2000 mutations have been identified in the CFTR gene that can lead to virtually no CFTR  protein being synthesized nor functionally active

Orkambi (lumacaftor + ivacaftor) and Kalydeco (ivacaftor) are only able to work with the limited amount of unfolded CFTR protein that is available

Amplifier is the Only CFTR Modulator that Boosts the Amount of Unfolded CFTR Protein

AMPLIFYING FOLDING GATING

PTI 428 VX 80 9, VX 661, VX 152, VX 440, GLPG1837, GLPG2451,

GLPG2851, GLPG2222, QBW251, Kalydeco, CT P 656, GLPG2665, GLPG2737, P TI 801 PTI 808, N91115*

Potentiators act by increasing the opening time of the chloride ion channel resulting in higher ion flow Stabilizers* improve the stability of the chloride ion channel at the plasma membrane

Correctors help fold the unfolded mutated CFTR protein and enable its transport to the cell membrane  for assembly into a chloride ion channel

Amplifiers increase the production of unfolded CFTR protein thereby  providing additional material that is available for other CFTR modulators to process

Amplifiers Target a Highly Conserved Segment of the CFTR Protein to Improve CFTR Synthesis

CFTR protein translation begins

mRNA Ribosome

Signal

sequence

Signal sequence (SS) emerges to guide the ribosome nascent chain complex (RNC) to the ER membrane

Amplifier improves the ability of SS to target the ER membrane and complete translation

RNC SRP

SRP Receptor

ER Membrane

ER Lumen

Translocon CFTR Protein

Amplifier improves the efficiency of translation and as a result decreases mRNA decay

Measurement of CFTR Protein Activity In Vitro is Highly Correlated with Clinical Efficacy

Severity of CF progression is measured by FEV1 (forced expiratory volume in one second) in patients

CFTR modulators are evaluated in Ussing Chamber Assay

Potentiator and correctors show a strong correlation between their  effect in vitro measured by the Ussing Chamber Assay and lung function improvement

FEV1 is industry standard efficacy endpoint in CF clinical trials Rate of FEV1 decline correlates with life expectancy and is predictive of mortality

In vitro CFTR protein activity is measured in human bronchial epithelial (HBE) cells derived from the lungs of CF patients

Ussing Chamber Assay invented in 1946 and well established in CF basic research

In vitro activity of CFTR protein expressed as 50% of normal CFTR function correlates with an absolute FEV1 improvement of approximately 10% observed in clinical trials

In Vitro Efficacy Data of Vertex CFTR Modulators Seems to Predict Clinical Efficacy



$R^2 = 0.7566$
%Predicted FEV_1 (Absolute Improvement)
24%
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
Ussing Activity (% normal CFTR)
PTI-NC-733(F/F)
extrapolated correlation
PTI-NC-733(G)
iva/VX-661/VX-152 (F/F)
iva (G)
iva/luma/PTI-428 (F/F)
iva/VX-661/VX-152 (F)
PTI-801/PTI-808 (F/F)
iva/luma/PTI-428 (F)
iva (R)
VX-661(F/F)
iva/luma or iva/VX-661 (F/F)
iva (F/ F)
iva/luma (F)
luma (F/F)
iva = ivacaftor
luma = lumacaftor
(G) = G551D
(R) = R117H
(F/F) = F508del homozygote
(F) = F508del heterozygote
= Published FEV_1 data
= Projected FEV_1 data

NB: PTI-428, PTI-801, PTI-808, (PTI-NC-733) projection of FEV_1 values based on actual *in vitro* efficacy data

13

PROTEOSTASIS THERAPEUTICS, INC.

PTI 428 and PTI NC 733 May Provide the Best Potential Efficacy for the Majority of the CF Population

Approximate % CF Population (U.S. & Canada)

rovement

Imp

solute

Target for PTI NC 733

10%

Ab Predicted PTI 428 +

1	Orkambi or Kalydeco

FEV

ed

Kalydeco

%Predict Orkambi

5% 10% 47% F508del Homozygotes 39% F508del Heterozygotes 12%

Gating Conductance & Processing Stop Codon

Mutation Synthesis Mutations Mutation Mutation

NB: PTI 428, PTI NC 733 projection of FEV1 values based on actual in vitro efficacy data

PTI 428 Has Been Shown to Increase CFTR Activity in HBE Cells Across All CF Mutation Classes

HBE cells derived from the lungs of CF patients can be  cultured and tested for CFTR function measured by chloride current in an Ussing Chamber Assay

Experimental approach well validated by CF research community and industry, including Vertex Pharmaceuticals In vitro studies currently demonstrate that PTI 428 increases the amount of unfolded CFTR protein Additional substrate for correctors and potentiators to act upon leads to improved CFTR protein activity

CFTR Genotype Genotype Class PTI 428

Wild type Wild Type F508del/F508del II/II G542X/F508del I/II R117H/F508del IV/II G551D/F508del III/II

G542X/G542X I/I 3849 + 10kbC>T/N1303K V/II

PTI 428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes with at Least One F508del Allele

I III IV

II

Class Stop Codon Gating Conductance

Processing Mutation

Mutation Mutation Mutation

Faulty channel

Gene transcription Misfolded protein fails to Abnormal regulation

Defect conductance slows ion

prematurely stopped reach surface of ion flow

flow

G542X/F508del F508del/F508del G551D/F508del R117H/F508del

HBE Genotype Tested

Class I/II Class II/II Class III/II Class IV/II

250% 200% 184% 200% 250% 193%

190%

vity tivity ftor) tivity 160% ctivity

ac ac a

acti

200% ivaca 160% 160% 200%

+

100%

150% 120% 100% 120% CFTR 150%

CFTR

protein + ivacaftor) CFTR protein protein protein

CFTR

In vitro increase in ion macaftor 100% 100%

ivacaftor)

ivacaftor)

08del

80% 8del 80% 100%

8del

del

(%

(%

flow from PTI 428 100% lumacaftor of of

of

(%

combinations* lu 50% F50 40% 40% 50%

0% 0% 0% 0%

G542X/F508 ivacaftor ivacaftor ivacaftor ivacaftor G551D/F50 ivacaftor ivacaftor R117H/F5 ivacaftor ivacaftor

+ + + + + +

lumacaftor lumacaftor lumacaftor lumacaftor PTI 428 PTI 428

+

+ PTI 428

PTI 428

*	PTI 428 added to indicated compound(s)

PTI 428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes without a F508del Allele

Class I Mutation

Class V / Class II Mutation

PTI 428 has shown to improve the effect of additional CF disease modifying drugs such as stop codon read through compounds in vitro suggesting possible therapeutic applications in Class I and Class V CFTR genotypes

PTI 428 Upregulates Synthesis and Function of CFTR in Normal Cells

The activity of PTI 428 can also be seen on normal CFTR in HBEs and leads to: Increased amount of normal CFTR mRNA

Increased CFTR chloride transport activity as measured in Ussing chamber  assay Correctors do not modulate normal CFTR function PTI 428 increases normal CFTR mRNA both in vitro and in human subjects

CFTR mRNA

200%

160%

vehicle)

%

(

Levels 120%

RNA 80%

m

CFTR 40%

0%

vehicle PTI 428

CFTR Function

150%

120%

Transport

e hicle)

90%

ve

(%

Chlorid

FTR tivity 60%

C

Normal Ac

30%

0%

vehicle PTI 428

Detection and Measurement of CFTR mRNA and Protein Developed as a Clinical Biomarker

Amplifiers are the only known CFTR modulators that lead to an  increase in unfolded CFTR protein which results in a decrease in mRNA decay. Thus, a clinical biomarker was designed to detect an  increase in CFTR mRNA and protein

Clinical Biomarker Development

expression measurable in nasal expression measured in nasal increase  with PTI 428 in both normal epithelial cells of rats, monkeys epithelial cells with PTI 428 in and CF patient HBE cells

NHV and CF patients Phase 1 NHV and CF subjects

Nasal Brushing Protocol

Repeat

ASI Rhino brushing Pre

Pro Curettes X3 motion at prepared

least 3 times lysis buffer

Store @ 80°C

immediately Retain the tip of Repeat

and ship to curettes in the with the

analysis lab same Eppendorf other

on dry ice tube nostril

Persistent Increase in CFTR mRNA Observed in Nasal Epithelium After 90 Days of Dosing with PTI 428

Monkey Nasal Epithelium Normalized

CFTR mRNA Levels

2.5

RQ 2.0

1.5

FTR/Actin 1.0

C 0.5

0.0

l e k k k

hi c m p 5m p mp

Ve 2 . 5 1 0

90 days of consecutive oral once a day dosing

Dose levels are 0, 2.5 mg/kg, 5mg/kg, 10mg/kg

32 monkeys total (16 male and 16 female monkeys); 8 per group

Necropsy at 24 hours post last dose

Changes in CFTR mRNA 24hr post dosing

Confidential

PTI 428 Animal Safety Studies Support Daily Administration in the Clinic

Safety profile of PTI 428 supports advancing clinical development

Adverse events included monitorable and reversible decrease in platelets which occurred at higher exposures than intended for humans

Preclinical data provide support for human clinical trials with duration of up to 12 weeks

Safety, tolerability and exposure of PTI 428 were confirmed in dose ranging studies in rodents and monkeys under GLP conditions for up to 90 days of oral administration

In rats, the most sensitive species, established a > 14 fold safety margin compared with the starting dose to be tested in subjects with CF

Decrease in platelets observed at supra therapeutic doses in 28 day GLP studies

In 90 day GLP studies in rat and monkey, no significant signs, such as changes in bodyweight, food consumption, blood counts and serum chemistry  were observed

Long term toxicity studies will be completed prior to initiation of our Phase 3 program

PTI 428 Phase 1 Trials Ongoing and Studies Running in Parallel

PTI 428 01 CF

Safety study and also designed to include proof of concept

Eligible subjects include males and females with CF, 18 55 years, FEV1 > 50% predicted, all genotypes

Single Ascending Dose (SAD) portion to test 3 oral, daily, dose  levels starting with 10mg

Multiple Ascending Dose (MAD) portion to test 3 oral, daily, dose  levels starting with 20mg for 7 days

Primary endpoints are safety, tolerability and PK, and exploratory  endpoints are CFTR mRNA from nasal brushings, sweat chloride and FEV1 changes

•	Proof –of Concept cohorts (4:1 randomization) include subjects on Orkambi. Cohort estimated to have 20 subjects and will be dosed for at least 14 days. On track to initiate dosing in Q4 2016

PTI 428 02 NHV

Study designed to asses DDI potential of PTI 428 with oral contraceptives and also includes a SAD and MAD portion In vitro profile suggests low risk of PTI 428 interacting with oral contraceptives and if confirmed clinically, contraception requirement may be lessened in future clinical studies and  improve patient recruitment SAD and MAD portions to test same 3 dose levels as PTI 428 01 study and select a single dose for DDI portion

Primary endpoints are safety, tolerability and PK, and exploratory  endpoints are CFTR mRNA from nasal brushings

SAD and MAD dosing on track to complete in Q3 2016

PTI 428 Phase 1 Update

Study PTI 428 02 HV DDI Study

Dosing completed in Single Ascending Dose up to 100 mg (n=24)

Safety Review Committee has not identified any safety concerns based on reviews of vital signs, clinical  exams, ECG, chemistry and hematology lab values Multiple Ascending Dose initiated with 20 mg/day cohort Preliminary exploratory biomarker nasal CFTR mRNA data confirm target engagement and enable dose selection for the proof of concept study in CF subjects CFTR mRNA biomarker analysis is robust with no assay failures observed to date Approximately a 2 fold increase in CFTR mRNA observed in subjects where PTI 428 achieved a threshold concentration Preliminary PK data show dose proportionality up to 100 mg and support once daily dosing

Study PTI 428 01 CF Study

Plan to target 20 sites by Q4 across North America and Europe Dosing in SAD and MAD cohorts currently on track to complete in Q4 Proof of concept in subjects on Orkambi to initiate in Q4

PTI 428 Phase 2 Dose Range Finding Study Overview

Phase 2 Dose Range Study in CF Subjects on Orkambi

Approximately 90 subjects 3 dose groups Dosing to initiate in Q1 2017

Dose selection will consider biomarker data from Phase 1 studies

Key endpoints will include FEV1, CFQ R, weight and pulmonary exacerbation 3 month study to capture CFQ R, weight and pulmonary exacerbation endpoints Interim analysis at 1 month to select a Phase 3 dose based on FEV1 changes

PTI NC 733 Designed to Achieve Optimal CFTR Modulation

PTI AMPLIFIERS P TI CORRECTORS PTI POTENTIATORS

PTI 428 PTI 801 PTI 808

Comparable in vitro efficacy to ivacaftor

When used in combination with ivacaftor and PTI 428 (amplifier)

Superior in vitro efficacy to lumacaftor

Synergistic to lumacaftor

Prevents ivacaftor induced destabilization

Increase unfolded CFTR protein levels

CF genotype agnostic

Utilize clinical biomarker to establish effective dose level

PTI NC 733 Restores F508del CFTR Function to Approximately 100% of Normal CFTR Levels

PTI NC 733 is a novel combination of

•	PTI Amplifier (PTI 428)
•	PTI Corrector (PTI 801)
•	PTI Potentiator (PTI 808)

PTI 801 and PTI 808 discovered through an in house phenotypic screen utilizing an amplifier tool compound

By achieving almost 100% of normal CFTR levels, PTI NC 733 may translate into a more clinically meaningful benefit to a broader set of mutation classes than current or developmental therapies

F508del CFTR protein a ctivity chl oride ion flow (%wt)

140%

113%

120%

100%

80%

60% 55%

48%

40% 33%

20%

0%

ivacaftor PTI 808 ivacaftor PTI NC 733

+ + + (PTI 808

lumacaftor PTI 801 lumacaftor +

+ PTI 801

PTI 428 +

PTI 428)

PTI 801 and PTI 808 On Track for IND Filing By Year End 2016

•	Linear PK profile established in dog and rat
•	Non GLP tox studies complete

PTI 801

•	DDI potential low based on in vitro profiling
•	Non GLP tox studies complete PTI 808 Estimated safety margin >20x
•	DDI potential low based on in vitro profiling

Unique Features of PTI CF Product Candidates Allow for Differentiated Clinical Development Strategy

Limited availability and eligibility of CF patients for investigational  clinical trials can negatively impact study duration and costs

Differentiated profile of PTI drug candidates allows for a unique  clinical development strategy that could circumvent potential pitfalls faced by other investigational drugs

Approximately 1 out of 2 CF patients are eligible for approved disease modifying drugs (Orkambi, Kalydeco)  in the US and thus not likely to participate in clinical trials that require treatment suspension

Approximately 1 out of 6 patients are being targeted by currently ongoing clinical studies in the US

PTI 428

Phase 1 study will be performed in CF patients on as come basis regardless of CFTR genotype Proof of concept and dose range finding studies will be conducted in patients already on standard of care (Orkambi, Kalydeco) and all patients will receive marketed  drugs

PTI NC 733

The combination of the corrector and potentiator in PTI NC 733 has demonstrated superior in vitro efficacy compared to the combination of lumacaftor and ivacaftor

PTI-NC-733 Proof-of-Concept Study Targeted to Start 2H 2017 and Topline Data in 1H 2018



2017
2018
2019
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
PTI-801 FIH SAD/MAD
PTI-808 FIH SAD/MAD
PTI-801 DRF/PoC
PTI-808 DRF/PoC
PTI-NC-733 PoC
PTI-NC-733 Ph3
Phase 3 Expansion

Parallel trials testing safety of single drug candidates PTI-801 and PTI-808

- Phase 1 (SAD, MAD) clinical trials planned for 1H 2017

Parallel testing of dual and triple combinations in Dose-Range-Finding and Poof-of-concept* studies

- PTI-801 and Orkambi in Orkambi eligible CF patients
- PTI-808 and PTI-428 in potentiator responsive CF patients
- PTI-NC-733 in CF patients with at least one F508del allele

Phase 3 study with all PTI-NC-733 components

* Pending positive Phase 1 data

29

PROTEOSTASIS THERAPEUTICS, INC.

Key Upcoming Milestones

Q4 2016: PTI 428 Proof of concept study initiated in CF patients

Q4 2016: PTI 428 Topline proof of concept data including key secondary endpoint of efficacy as measured by FEV1 Q4 2016: PTI 801 and PTI 808 IND Filing

1H 2017: PTI 428 Phase 2 Dose Range Finding Study initiation (90 days of dosing)

1H 2017: PTI 428 Phase 2 Topline data from Dose Range Finding Study

1H 2017: PTI NC 733 Phase 1 initiation in NHV

1H 2017: PTI NC 733 Phase 1 Topline data

2H 2017: PTI NC 733 Phase 2 initiation

1H 2018: PTI NC 733 Phase 2 Topline data*

* If PTI 428 Phase 1 trial is successful

Investment Highlights

Proprietary platform for addressing diseases caused by dysfunctional protein processing Initial focus on increasing CFTR activity in patients with Cystic Fibrosis (CF) Developing a novel class of amplifiers (PTI 428) that increase CFTR protein levels Developing novel combination therapy (PTI NC 733) for the treatment of CF

Additional upside from Biogen and Astellas collaborations for other protein processing diseases

Appendix

Management Team and Board

Management Team Board Members

Meenu Chhabra *

M. James Barrett, Ph.D. President & CEO

Po?Shun Lee, M.D. Executive Vice President

Eric Rabinowitz CMO

Jim DeTore CFO

Franklin M. Berger FMB Research

Geoff Gilmartin, M.D. Jeffery Kelly, Ph.D. CDO

Benito Munoz, Ph.D.

Christopher T. Walsh, Ph.D. Senior Vice President Head of Drug Discovery

Marija Zecevic, Ph.D.

Helen M. Boudreau Vice President Business Development

*	Management Team & Director

CF Clinical Advisory Board

Clinical Advisory Board Members

Richard Moss, M.D. ? Chair Felix Ratjen, M.D., Ph.D.

Jane Davies, M.D. Isabelle Sermet?Gaudelus, M.D., Ph.D.

Pamela Zeitlin, M.D., Ph.D

Michael Knowles, M.D

Proteostasis Therapeutics

(Nasdaq: PTI)

Investor Presentation

August 2016